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                                                                  EXHIBIT 23.4

                           INDEPENDENT AUDITOR CONSENT



         We consent to the incorporation by reference in this Registration Statement of Virtual Technology Corporation on Form S-8 of our reports dated February 10, 1999 and April 23, 1999, appearing in the Registration Statement on Form 10-K filed on May 6, 1999.


                                             /s/ SAMUEL T. KANTOS & ASSOCIATES



August 17, 1999
Minneapolis, Minnesota